UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DARDEN RESTAURANTS, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
STARBOARD VALUE AND OPPORTUNITY S LLC
STARBOARD VALUE AND OPPORTUNITY C LP
STARBOARD LEADERS DELTA LLC
STARBOARD LEADERS FUND LP
STARBOARD VALUE GP LLC
STARBOARD PRINCIPAL CO LP
STARBOARD PRINCIPAL CO GP LLC
STARBOARD VALUE A LP
STARBOARD VALUE A GP LLC
STARBOARD VALUE R LP
STARBOARD VALUE R GP LLC
JEFFREY C. SMITH
MARK R. MITCHELL
PETER A. FELD
BRADLEY D. BLUM
CHARLES M. SONSTEBY
ROBERT MOCK
CRAIG S. MILLER
BETSY S. ATKINS
MARGARET SHÂN ATKINS
JEAN M. BIRCH
JAMES P. FOGARTY
CYNTHIA T. JAMISON
WILLIAM H. LENEHAN
LIONEL L. NOWELL, III
ALAN N. STILLMAN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Starboard Value LP, together with the other participants named herein, has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying WHITE proxy card to be used to solicit votes for the election of a slate of director nominees at the 2014 annual meeting of shareholders of Darden Restaurants, Inc., a Florida corporation.

On September 11, 2014, Starboard Value LP issued a presentation entitled “Transforming Darden Restaurants,” a copy of which is attached hereto as exhibit 99.1 and is incorporated herein by reference.